Exhibit 99.1

Getaround, a Pioneering Digital and Global Carsharing Marketplace, to Go Public via Merger with InterPrivate II Acquisition Corp.

•	Getaround, the world’s leading fully digital and global carsharing marketplace, enters agreement to merge with InterPrivate II Acquisition Corp. (NYSE: IPVA)

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Getaround provides an instant and contactless digital carsharing experience, making it easier and more convenient for consumers to access cars and car owners to generate income sharing their cars through its proprietary Getaround Connect® Cloud Platform

•	Active in more than 950 cities in 8 countries, Getaround’s platform has 66k active cars and trucks, and 20 times more digitally connected cars than its closest competitor

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Getaround continues to rapidly grow its network through a combination of increasing adoption by entrepreneurs who own multiple vehicles, as well as highly scalable partnerships with car hailing apps such as Uber and planned native integration with OEMs such as Toyota

•	Getaround experienced rapid growth before and through the COVID-19 pandemic and enjoys very attractive Trip Contribution Margins[1]

•	In 2021, Getaround recorded Gross Booking Value[2] of $167 million, $81 million of Net Marketplace Revenue,[3] and a 52% Trip Contribution Margin

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Getaround believes its digital carsharing marketplace is well positioned to continue to disrupt the traditional car ownership and transportation paradigm; with added ESG benefits of reduction of CO2 emissions, as well as positive socioeconomic impact on lower income communities

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The pro forma equity value of the combined company will be approximately $1.2 billion, assuming no redemptions from InterPrivate’s $259 million trust, with the transaction expected to close in the second half of 2022; the Company expects the net transaction proceeds to provide adequate funding to achieve adjusted EBITDA[4] breakeven under its current business plan

[1]

Trip Contribution Margin (non-GAAP) calculated as Trip Contribution Profit divided by Service Revenue. Trip Contribution Profit calculated as Service Revenue less Cost of Revenue, less Trip Support costs where Trip Support costs primarily consist of certain platform insurance expenses, claims support and customer relations costs — Non-GAAP reconciliations provided in tables below

[2]	Gross Booking Value (non-GAAP) represents total receipts billed through the Getaround marketplace, including amounts collected on behalf of hosts — Non-GAAP reconciliations provided in tables below
[3]	Net Marketplace Value (non-GAAP) represents Net Revenue plus EU Insurance Share — Non-GAAP reconciliations provided in tables below
[4]

This non-GAAP financial measure is defined as Consolidated Income / (Loss) from Operations plus Share-based compensation expense, plus Depreciation and Amortization, plus One-Time Expense (consists of expense related to contingent compensation, non-recurring special projects (such as restructuring) and extraordinary litigation).

SAN FRANCISCO and NEW YORK, (MAY 11, 2022) – Getaround (“Getaround” or “the Company”), the world’s leading global and digital carsharing marketplace, and InterPrivate II Acquisition Corp. (“InterPrivate”) (NYSE: IPVA), a publicly-traded special purpose acquisition company, entered into a definitive business combination agreement that will result in Getaround becoming a public company upon completion of the transaction. Upon closing, the combined company is expected to be listed on the New York Stock Exchange under the new ticker symbol “GETR.” The combined company will be led by Getaround Founder and CEO, Sam Zaid.

Getaround’s mission is to fundamentally change the paradigm of car ownership. Getaround’s technology platform addresses the severe underutilization of vehicles throughout the world – 95% of a vehicle’s life is idle, resting in a parking space, rather than producing income for its owner and mobility solutions for the consumer. Through its proprietary technology, Getaround allows for an entirely digital and contactless carsharing experience unlike its competitors. Getaround Connect® enables consumers to reserve instantly and retrieve within minutes a nearby vehicle, without the need to fill out paperwork, wait in line or physically exchange keys. Additionally, the digital ease of Getaround Connect empowers hosts to build profitable and sustainable businesses by allowing them to easily scale and manage large fleets of vehicles across wide market regions.

Management Commentary

“Getaround is about empowering people everywhere to share cars and making the sharing experience increasingly simpler and more reliable through the use of digital and connected technology. Ultimately, our goal is to ensure Getaround is as convenient as personal car ownership,” said Zaid. “Consumers seeking to use a car or truck no longer need to stand in lines, fill out paperwork, or endure all of the hassles associated with owning and maintaining a vehicle. We are accelerating a much-needed transition from a legacy, analog car rental experience to a fully digital and ‘keyless’ carsharing experience. The transaction with InterPrivate is pivotal to our long-term growth strategy. Proceeds will be used for continued product innovation, to densify the supply of digitally connected cars in our existing markets, and to increase both the mix and proximity of our cars and trucks for consumers. We will also look to bring our proven model to new markets, both domestic and abroad. Getaround is thrilled to partner with a reputable and trusted partner such as InterPrivate to usher in this exciting new chapter in our company’s rich history as a publicly traded company.”

“Getaround is one of the two largest players in the global car-sharing market that it helped pioneer,” said Ahmed Fattouh, Chairman & CEO of InterPrivate. “We are proud to partner with such an established leadership team — founder-led and bolstered by top executives with experience across leading Silicon Valley companies. As a relentless innovator, the Company has designed and deployed its proprietary Getaround Connect technology to build formidable network effects in cities across the globe, improving utilization of automotive assets and transforming the way its customers access transportation. Getaround has demonstrated years of strong execution — as evidenced by their robust growth, established scale, and demonstrated adjusted EBITDA profitability in key cities. Our merger is expected to accelerate the expansion of the Company’s uniquely enduring asset-light marketplace within one of the largest consumer categories, providing more efficient mobility for global consumers along the way.”

Jason Mudrick, Founder and Chief Investment Officer of Mudrick Capital Management, LP, a global investment firm, added, “We are excited to partner with Getaround on its business combination with InterPrivate to go public. The Company’s loyal consumer following, established scale, attractive unit economics and sustainable technology advantages fit the profile we seek in our growth investment strategy – business models that have hit their inflection point and are ready for their public market debut. Our significant capital commitment of up to $175 million is expected to help Sam Zaid and his team execute on their global expansion plan. We are pleased to back InterPrivate in this important transaction and look forward to continuing our collaboration around their serial SPAC strategy.”

Key Investment Highlights:

•	Top 2 player globally in peer to peer carsharing – Operates in more than 950 cities in 8 countries with 1.6 million guests using 66k cars shared by hosts

•	Large total addressable market enabled by digital model – Serviceable addressable market estimated at $155 billion

•	Marketplace model is asset-light and powered by network effects – Strong long-term defensibility of carsharing model

•	Differentiated tech of connected cars enables superior UX – Creates a seamless host and guest value proposition

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Demonstrated path to adjusted EBITDA profitability across top 20 cities, with strong profit margin per transaction and top 20 cities in aggregate have demonstrated adjusted EBITDA profitability during 2021

•	Fully funded[5] business plan and highly attractive financial profile

Getaround’s leading market position is reinforced by foundational partnerships with global automotive OEMs such as Toyota and integrations with car hailing apps such as Uber. There are 1.2 billion legacy cars and trucks that Getaround is able to digitize with its patented IoT technology. By 2025, Counterpoint Research expects there to be more than 270 million connected cars and trucks. There is a clear secular shift in the way many people view vehicle ownership; an attitude that is informed by the ethical imperatives of waste mitigation, efficiency, environmental protection and equity. By participating in the carsharing economy, we can reduce congestion, eliminate up to 100 billion pounds of CO2 for every million cars and trucks that join the platform, and provide a cost-effective transportation solution to communities around the globe.

Transaction Overview

The transaction represents a combined company pro forma equity value of approximately $1.2 billion assuming no redemptions from InterPrivate’s $259 million Trust. The business combination is expected to result in at least $225 million and up to $434 million in gross proceeds to the Company, including a convertible note commitment of up to $175 million provided by affiliates of Mudrick Capital Management, LP. The Company believes the net transaction proceeds will provide adequate funding to achieve adjusted EBITDA breakeven under its current business plan.

The Boards of Directors of Getaround and InterPrivate have unanimously approved the transaction. The transaction will require the approval of the stockholders of both Getaround and InterPrivate, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the second half of 2022.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by InterPrivate with the Securities and Exchange Commission (“SEC”) and will be available on the InterPrivate website at www.ipvspac.com/ipva, Getaround Investor Relations page at www.getaround.com/investors and at www.sec.gov.

[5]	Assumes net proceeds of at least $140 million at closing.

Investor Conference Call Information

Getaround and InterPrivate will host a joint investor conference call to discuss the proposed transaction, May 12, 2022 at 8:00 am ET. Interested parties may access the webcast on the Getaround Investor Relations page at www.getaround.com/investors.

About Getaround

Getaround connects safe, convenient and affordable cars with people who need them to live and work. We are the world’s first carsharing marketplace offering a 100% digital experience with proprietary technology and data that make sharing vehicles superior to owning them. Our community includes guests who rely on our cars for on-demand mobility 24/7, and hosts who share cars on our platform including those who operate their own car sharing businesses. Founded in 2009, today Getaround is active in over 950 cities worldwide.

About InterPrivate II Acquisition Corp

InterPrivate II Acquisition Corp. is a blank check corporation led by Chairman and CEO Ahmed Fattouh, Executive Vice Presidents Brian Pham and Alan Pinto, General Counsel Brandon Bentley, and Vice President James Pipe. InterPrivate is further guided by a group of notable investors and operating executives who serve as board members and senior advisors including: Jeffrey Harris, venture capitalist and lead independent director at Chargepoint; Susan Decker, former President of Yahoo! and lead independent director at Berkshire Hathaway; Tracey Brophy Warson, former Chair of Citi Private Bank; and Matthew Luckett, founder of Lampros Capital and former CIO of Balestra Capital.

Additional Information and Where to Find It

This communication relates to the proposed transaction, but does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. InterPrivate intends to file with the SEC a registration statement on Form S-4 relating to the proposed transaction that will include a proxy statement of InterPrivate and a prospectus of InterPrivate. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all InterPrivate stockholders as of a record date to be established for voting on the proposed transaction. InterPrivate also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and securities holders of InterPrivate are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about InterPrivate, Getaround and the proposed transaction.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate may be obtained free of charge from InterPrivate’s website at https://ipvspac.com/ or by written request to InterPrivate at InterPrivate II Acquisition Corp., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

Participants in Solicitation

InterPrivate and Getaround and their respective directors and officers may be deemed to be participants in the solicitation of proxies from InterPrivate’s stockholders in connection with the proposed transaction. Information about InterPrivate’s directors and executive officers and their ownership of InterPrivate’s securities is set forth in InterPrivate’s filings with the SEC, including InterPrivate’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. To the extent that such persons’ holdings of InterPrivate’s securities have changed since the amounts disclosed in InterPrivate’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the proposed transaction of InterPrivate’s and Getaround’s respective directors and officers and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of InterPrivate, Getaround, First Merger Sub or Second Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Getaround and InterPrivate, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the services offered by Getaround and the markets in which it operates, the expected total addressable market for the services offered by Getaround, the sufficiency of the net proceeds of the proposed transaction to fund Getaround’s operations and business plan and Getaround’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the risk that the proposed transaction may not be completed by InterPrivate’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of InterPrivate and Getaround, the satisfaction of the minimum trust account amount following redemptions by InterPrivate’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the proposed transaction on Getaround’s business relationships, performance, and business generally, (vii) risks that the pendency or consummation of the proposed transaction disrupts current plans and operations of Getaround, (viii) the outcome of any legal proceedings that may be instituted against Getaround, InterPrivate or others related to the business combination agreement or the proposed transaction, (ix) the ability to meet New York Stock Exchange listing standards at or following the consummation of the proposed transaction, (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Getaround operates, variations in performance across competitors, changes in laws and regulations affecting Getaround’s business and the ability of Getaround and the post-combination company to retain its management and key employees, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction (including the ability of Getaround to achieve adjusted EBITDA breakeven), gauge and adapt to industry trends and changing host, guest and consumer preferences, and identify and realize additional opportunities, (xii) the risk of adverse or changing economic conditions, including the resulting effects on consumer spending, and the possibility of rapid change in the highly competitive industry in which Getaround operates, (xiii) the risk that Getaround and its current and future partners are unable to successfully develop and scale Getaround’s products and offerings, or experience significant delays in doing so, (xiv) the risk that Getaround may never achieve or sustain profitability, (xv) the risk that Getaround will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the ability to maintain strategic partnerships, including integrations and collaborations with original equipment manufacturers and ride hailing apps, (xix) the risk of product liability or regulatory lawsuits or proceedings relating to Getaround’s products and offerings, (xx) the risk that Getaround is unable to secure or protect its intellectual property, (xxi) the effects of COVID-19 or other public health crises on Getaround’s business and results of operations, the travel and transportation industries, travel and transportation trends, and the global economy generally, and (xxii) costs related to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of InterPrivate’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by InterPrivate from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Getaround and InterPrivate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Getaround nor InterPrivate gives any assurance that either Getaround or InterPrivate will achieve its expectations.

About Non-GAAP Financial Measures

The Company uses non-GAAP measures including Gross Booking Value Net Marketplace Revenue, Trip Contribution Margin and adjusted EBITDA. These non-GAAP financial measures are provided to enhance the reader’s understanding of the Company’s financial performance and its prospects for the future. Getaround’s management team uses these non-GAAP financial measures in assessing Getaround’s financial performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods used to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with Getaround’s consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information including future filings with the SEC, on the Investor Relations page of the Company’s website at www.getaround.com/investors.

Non-GAAP Reconciliation
($ in 000’s)	Fiscal year ending December 31, 2021
Net Revenue	$63,067
Plus: EU insurance share	18,010

Net Marketplace Value (NMV)	$81,076
Net Revenue	$63,067
Plus: EU insurance share	18,010
Plus: Owner earnings	77,240
Plus: Coupons, makewells and pass-throughs	9,104

Gross Booking Value (GBV)	$167,421
Net Revenue	$63,067
Less: Lease revenue	(1,947)

Service Revenue	$61,120
Service Revenue	$61,120
Less: Cost of revenue	(6,046)
Less: Trip Support (1)	(23,010)

Trip Contribution Profit	$32,064
Trip Contribution Margin	52.5%

(1)	Trip Support primarily consists of certain platform insurance expenses, claims support and customer relations costs.

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CONTACTS

InterPrivate

IR@InterPrivate.com

Investors

investors@getaround.com

Media

press@getaround.com

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